UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 13, 2012 (August 13, 2012)

Date of Report (Date of earliest event reported)

FX ALLIANCE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35423	20-5845576
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue, 10th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 268-9900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On August 13, 2012, FX Alliance Inc. (the “Company” or “FXall”) issued a press release announcing that BofA Merrill Lynch and Goldman, Sachs & Co., the joint book-running managers in FXall’s recent initial public offering, have agreed to waive all lock-up restrictions with respect to 20,000 shares of common stock of FXall held by Philip Weisberg, FXall’s chairman and chief executive officer and 10,000 shares of common stock of FXall held by John Cooley, FXall’s chief financial officer. In connection with FXall’s previously announced entry into a definitive agreement with Thomson Reuters and certain of its subsidiaries for a subsidiary of Thomson Reuters to acquire 100% of the outstanding shares of common stock of FXall, Mr. Weisberg and Mr. Cooley entered into tender and support agreements under which they are permitted to donate a portion of the shares of common stock they hold to charities of their choice. In order to permit these charitable transfers, the waivers will take effect on August 15, 2012, and will thereafter permit Mr. Weisberg and Mr. Cooley to donate up to 20,000 shares and 10,000 shares, respectively, to the charities they select.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Information

This Current Report on Form 8-K is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any of the FXall common shares. The offer is being made pursuant to an offer statement on Schedule TO, an offer to purchase, a letter of transmittal and related documents, each as amended, which have been filed with the Securities and Exchange Commission and mailed to FXall shareholders. FXall shareholders should read the offer to purchase, the letter of transmittal and related documents, as well as the solicitation/ recommendation statement, carefully and in their entirety because they contain important information, including the various terms of, and conditions to, the tender offer. FXall shareholders may obtain the offer to purchase, the letter of transmittal and related documents and the solicitation/recommendation statement without charge from the Securities and Exchange Commission’s Website at www.sec.gov.  FXall shareholders may also obtain the offer to purchase, letter of transmittal and related documents without charge from Georgeson Inc., the information agent of the offer, and may obtain free copies of FXall’s solicitation/recommendation statement and related documents filed by FXall with the Securities and Exchange Commission on the Investor Relations section of FXall’s website at www.fxall.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of federal securities laws. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of FXall to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Any statements that refer to expectations or other characterizations of future events, circumstances or results, including, without limitation, all statements related to the proposed business combination transaction and related transactions and the outlook for FXall’s businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing.  Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties, including uncertainties as to the timing of the tender offer and business combination; uncertainties as to how many of FXall’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of FXall’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by FXall from time to time, as well as the tender offer documents to be filed by Thomson Reuters and the solicitation/ recommendation statement to be filed by FXall. All of the materials related to the offer (and all other offer documents filed with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Investors and security holders will also be able to obtain free copies of the documents filed with the Securities and Exchange Commission by FXall on the Investor Relations section of FXall website at www.fxall.com. FXall does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished as part of this report:

Exhibit No.	Description of Exhibit

99.1	Press Release dated August 13, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FX ALLIANCE INC.

Dated: August 13, 2012	By:	/s/ Philip Z. Weisberg
Philip Z. Weisberg
Chief Executive Officer